SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2002

BRUSH ENGINEERED MATERIALS INC.
(exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973
State of other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17876 St. Clair Avenue Cleveland, Ohio (Address of principal executive offices)	44110 (Zip Code)

Registrant’s telephone number, including area code: (216) 486-4200

Item 9. Regulation FD Disclosure

     On December 6, 2002, Brush Engineered Materials Inc., an Ohio corporation (the “Company”), updated the “Current Investor Update,” a slide presentation on its website, a copy of which is attached hereto as Exhibit 99.1. This slide presentation shows the Company’s corporate strategy and the financial results through the third quarter of 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUSH ENGINEERED MATERIALS, INC.

Date: December 6, 2002	By: /s/Michael C. Hasychak Vice President, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Current Investor Update